Exhibit 24.1 Powers of Attorney (appears on the signature pages to the Registration Statement on Form SB-2).

CONFORMED

                               POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints John W. Marhefka, Jr. as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Form SB-2 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                            DATE
         ----                                            ----

/s/ John W. Marhefka, Jr.                           June 23, 1997
---------------------------------------------
John W. Marhefka, Jr.
Director,  Chief  Executive  Officer,
Vice President and Assistant Secretary
(principal executive officer officer)
Annapolis National Bancorp, Inc.


/s/ Albert Phillips                                 June 23, 1997
---------------------------------------------
Albert Phillips
Chairman of the Board and President
Annapolis National Bancorp, Inc.


/s/ Stanley H. Katsef                               June 23, 1997
---------------------------------------------
Stanley H. Katsef
Vice Chairman of the Board
Annapolis National Bancorp, Inc.


/s/ Russell J. Grimes, Jr.                          June 23, 1997
---------------------------------------------
Russell J. Grimes, Jr.
Chief Financial Officer and Treasurer
(principal financial and accounting officer)
Annapolis National Bancorp, Inc.


/s/ Ronald E. Gardner                               June 23, 1997
---------------------------------------------
Ronald E. Gardner
Director
Annapolis National Bancorp, Inc.

/s/ Stanley J. Klos, Jr.                            June 23, 1997
---------------------------------------------
Stanley J. Klos, Jr.
Director
Annapolis National Bancorp, Inc.


/s/ Lawrence E. Lerner                              June 23, 1997
---------------------------------------------
Lawrence E. Lerner
Director
Annapolis National Bancorp, Inc.


/s/ Richard M. Lerner                               June 23, 1997
---------------------------------------------
Richard M. Lerner
Director
Annapolis National Bancorp, Inc.


/s/ Dimitri P. Mallios                              June 23, 1997
---------------------------------------------
Dimitri P. Mallios
Director
Annapolis National Bancorp, Inc.


/s/ Lawrence W. Schwartz                            June 23, 1997
---------------------------------------------
Lawrence W. Schwartz
Director
Annapolis National Bancorp, Inc.